AMENDMENT NO. 2 TO EXECUTIVE SALARY CONTINUATIONAGREEMENT FOR
ROGER L. CHRISTENSEN

This Amendment No. 2 to Executive Salary Continuation Agreement (“Amendment No. 2”) is effective as of this 1st day of May, 2008 by and between Columbia River Bank, a state chartered commercial bank located in The Dalles, Oregon (the “Bank”) and Roger L. Christensen (the “Executive”).

RECITALS

Whereas, Executive is an employee of the Bank,

Whereas, Executive and Bank are parties to an Executive Salary Continuation Agreement effective on and as of December 1, 2006 (“Agreement”), as amended,

Whereas, Executive and the Bank wish to specify in writing the terms and conditions of an additional amendment to the Agreement,

Now, therefore, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive and the Bank agree:

  1. Amendment. The following new Section 2.4.1 is hereby added to and shall become part of the Agreement:
  “2.4.1 Severance Payment. If Executive’s employment is terminated by Executive with cause, or by Bank, or by Columbia Bancorp, without cause, Executive shall be entitled to receive the same benefit as Executive would receive upon a Change of Control Termination under the terms of this Agreement, including without limitation Section 2.6 and Schedule (A) (Change of Control Column). As used herein, “cause” shall include Bank’s failure or refusal to comply with the terms of this Agreement.”
2  Additional Terms. Except as modified by this Amendment No. 2, each and every term of the Agreement, as amended prior to the date hereof, is unchanged and remains in full force and effect. The effective date of this Amendment No. 2 is May 1, 2008. All capitalized terms used herein shall have the same meanings as in the Agreement.

IN WITNESS OF THE ABOVE, the Bank and the Executive have signed this Amendment No. 2 on this ______ day of _____________, 2008.

Executive: Columbia River Bank

By

Roger L. Christensen Title _________________________________

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